Exhibit 99.1

For Immediate Release	Contact: David F. Kirby
Hudson Highland Group
212-351-7216
david.kirby@hudson.com

Hudson Highland Group Reports 2011 Second Quarter Financial Results

NEW YORK, NY – July 27, 2011 – Hudson Highland Group, Inc. (Nasdaq: HHGP), one of the world’s leading providers of permanent recruitment, contract professionals and talent management solutions, today announced financial results for the second quarter ended June 30, 2011.

2011 Second Quarter Summary

•	Revenue of $247.4 million, an increase of 26.9 percent over the second quarter of 2010, or 13.8 percent in constant currency

•	Permanent recruitment remained strong, increasing 28.0 percent from the prior year quarter, or 13.3 percent in constant currency

•
Temporary contracting revenue increased 27.2 percent in the second quarter, or 14.8 percent in constant currency, representing the sixth consecutive quarter of accelerating growth over the prior year period

•	Gross margin of $95.5 million, or 38.6 percent of revenue, up 28.6 percent from the same period last year, or 14.7 percent in constant currency

•	EBITDA* of $7.7 million, or 3.1 percent of revenue, improved from $3.1 million in the second quarter of 2010

•	Net income of $4.2 million, or $0.13 per basic and diluted share, compared with net income of $0.2 million, or $0.01 per basic and diluted share, in the second quarter of 2010

* EBITDA is defined in the segment tables at the end of this release and includes other non-operating income.

“Our team delivered solid year-over-year growth on the top and bottom lines in every region of the world,” said Manuel Marquez, chairman and chief executive officer of Hudson Highland Group.  “We experienced particular market demand strength for our Legal and recruitment process outsourcing (RPO) solutions.  While the global economic recovery remains uncertain, the quality and experience of our consultant base and geographic breadth should help us deliver further financial performance gains during the second half of the year.”

“Improving net income and solid operating cash flow during the quarter reflect productivity improvements, return on key investments and market recognition of our service value,” added Mary Jane Raymond, the company’s chief financial officer.  “Our year-to-date results also reflect some benefits of worldwide currency movements, though that could vary during the second half given the global environment.”

Regional Results

Regional results for the second quarter in constant currency were:

•	Europe gross margin was up 9.7 percent, led by 10.5 percent growth in continental Europe and 9.0 percent growth in the U.K., compared with second quarter 2010

•	Australia/New Zealand gross margin was up 16.4 percent compared with the prior year period, led by 27.5 percent growth in permanent recruitment

•	Americas gross margin was up 29.5 percent compared with the prior year period, driven by 20.4 percent growth in temporary contracting and good improvements in permanent recruitment

•	Asia gross margin was up 14.0 percent compared with second quarter 2010

Liquidity and Capital Resources

The company ended the second quarter of 2011 with $77.7 million in liquidity, composed of $34.9 million in cash and $42.8 million in availability under its credit facilities.  The company generated $10.1 million in cash flow from operations during the quarter and reduced its outstanding borrowings from $11.2 million at the end of the first quarter to $10.1 million at the end of the second quarter.

Guidance

The company currently expects third quarter 2011 revenue of $230 - $240 million and EBITDA of $5 - $7 million at prevailing exchange rates.  This compares with revenue of $200.4 million and EBITDA of $1.2 million in the third quarter of 2010.

Additional Information

Additional information about the company’s quarterly results can be found in the shareholder letter and the quarterly earnings slides in the investor information section of the company’s Web site at www.hudson.com.

Conference Call/Webcast

Hudson Highland Group will conduct a conference call Wednesday, July 27, 2011 at 10:00 a.m. ET to discuss this announcement.  Individuals wishing to listen can access the webcast on the investor information section of the company's Web site at www.hudson.com.

The archived call will be available on the investor information section of the company's Web site at www.hudson.com.

About Hudson Highland Group

Hudson Highland Group, Inc. is a leading provider of permanent recruitment, contract professionals and talent management services worldwide.  From single placements to total outsourced solutions, Hudson helps clients achieve greater organizational performance by assessing, recruiting, developing and engaging the best and brightest people for their businesses.  The company employs more than 2,000 professionals serving clients and candidates in approximately 20 countries. More information is available at www.hudson.com.

Safe Harbor Statement

This press release contains statements that the company believes to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including statements regarding the company’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “predict,” “believe” and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties and assumptions, including industry and economic conditions’ that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, global economic fluctuations; risks related to fluctuations in the company’s operating results from quarter to quarter; the ability of clients to terminate their relationship with the company at any time; competition in the company’s markets; risks associated with the company’s investment strategy; risks related to international operations, including foreign currency fluctuations; the company’s dependence on key management personnel; the company’s ability to attract and retain highly skilled professionals; risks in collecting the company’s accounts receivable; the company’s history of negative cash flows and operating losses may continue; restrictions on the company’s operating flexibility due to the terms of its credit facility; implementation of the company’s cost reduction initiatives effectively; the company’s heavy reliance on information systems and the impact of potentially losing or failing to develop technology; risks related to our dependence on uninterrupted service to clients; the company’s exposure to employment-related claims from both clients and employers and limits on related insurance coverage; volatility of the company’s stock price; the impact of government regulations; and restrictions imposed by blocking arrangements. Additional information concerning these and other factors is contained in the company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this document. The company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

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Financial Tables Follow

HUDSON HIGHLAND GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010

Revenue	$247,378	$194,969	$465,917	$375,087
Direct costs	151,911	120,732	289,252	234,430
Gross margin	95,467	74,237	176,665	140,657
Operating expenses:
Selling, general and administrative expenses	87,405	71,411	166,213	139,743
Depreciation and amortization	1,636	2,186	3,213	4,472
Business reorganization and integration expenses	396	551	747	664
Total operating expenses	89,437	74,148	170,173	144,879
Operating income (loss)	6,030	89	6,492	(4,222)
Other (expense) income:
Interest, net	(375)	(243)	(581)	(475)
Other, net	(5)	846	482	1,501
Income (loss) from continuing operations before provision for income taxes	5,650	692	6,393	(3,196)
Provision for income taxes	1,426	515	2,175	766
Income (loss) from continuing operations	4,224	177	4,218	(3,962)
Income (loss) from discontinued operations, net of income taxes	-	52	-	(17)
Net income (loss)	$4,224	$229	$4,218	$(3,979)
Basic earnings (loss) per share:
Income (loss) from continuing operations	$0.13	$0.01	$0.13	$(0.14)
Income (loss) from discontinued operations	-	0.00	-	(0.00)
Net income (loss)	$0.13	$0.01	$0.13	$(0.14)

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$0.13	$0.01	$0.13	$(0.14)
Income (loss) from discontinued operations	-	0.00	-	(0.00)
Net income (loss)	$0.13	$0.01	$0.13	$(0.14)

Weighted average shares outstanding:
Basic	31,593	30,947	31,501	28,616
Diluted	32,039	31,311	31,939	28,616

HUDSON HIGHLAND GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts)
(unaudited)

	June 30,	December 31,
	2011	2010
ASSETS
Current assets:
Cash and cash equivalents	$34,933	$29,523
Accounts receivable, net	159,383	128,576
Prepaid and other	14,973	13,988
Total current assets	209,289	172,087
Property and equipment, net	17,095	16,593
Other assets	18,131	17,154
Total assets	$244,515	$205,834

LIABILITIES AND STOCKHOLDERS’ EQUITY
Other (expense) income:
Accounts payable	$13,784	$14,812
Accrued expenses and other current liabilities	96,761	74,990
Short-term borrowings	10,145	1,339
Accrued business reorganization expenses	1,821	2,619
Total current liabilities	122,511	93,760
Other non-current liabilities	10,771	10,493
Income tax payable, non-current	8,319	8,303
Total liabilities	141,601	112,556
Stockholders’ equity:
Preferred stock, $0.001 par value, 10,000 shares authorized; none issued or outstanding	-	-
Common stock, $0.001 par value, 100,000 shares authorized; issued 32,934 and 32,181 shares, respectively	33	32
Additional paid-in capital	469,009	466,582
Accumulated deficit	(403,975)	(408,199)
Accumulated other comprehensive income—translation adjustments	38,177	34,902
Treasury stock, 58 and 9 shares, respectively, at cost	(330)	(39)
Total stockholders’ equity	102,914	93,278
Total liabilities and stockholders’ equity	$244,515	$205,834

HUDSON HIGHLAND GROUP, INC.
SEGMENT ANALYSIS - QUARTER TO DATE
(in thousands)
(unaudited)

For the Three Months Ended June 30, 2011	Hudson Europe	Hudson ANZ	Hudson Americas	Hudson Asia	Corporate	Total
Revenue, from external customers	$100,191	$86,143	$50,912	$10,132	$-	$247,378
Gross margin, from external customers	$42,228	$30,534	$13,021	$9,684	$-	$95,467
Business reorganization and integration expenses	$396	$-	$-	$-	$-	$396
Non-operating expense (income), including corporate administration charges	2,390	1,375	678	920	(5,358)	5
EBITDA (Loss) (1)	$2,735	$3,037	$1,160	$773	$(44)	$7,661
Depreciation and amortization expenses						1,636
Interest expense (income), net						375
Provision for (benefit from) income taxes						1,426
Loss (income) from discontinued operations, net of taxes						-
Net income (loss)						$4,224

For the Three Months Ended June 30, 2010	Hudson Europe	Hudson ANZ	Hudson Americas	Hudson Asia	Corporate	Total
Revenue, from external customers	$80,717	$65,249	$40,819	$8,184	$-	$194,969
Gross margin, from external customers	$34,559	$21,723	$10,039	$7,916	$-	$74,237
Business reorganization and integration expenses	$450	$-	$101	$-	$-	$551
Non-operating expense (income), including corporate administration charges	1,148	1,015	393	38	(3,440)	(846)
EBITDA (Loss) (1)	$2,466	$1,369	$(991)	$1,311	$(1,034)	$3,121
Depreciation and amortization expenses						2,186
Interest expense (income), net						243
Provision for (benefit from) income taxes						515
Loss (income) from discontinued operations, net of taxes						(52)
Net income (loss)						$229

For the Three Months Ended September 30, 2010	Hudson Europe	Hudson ANZ	Hudson Americas	Hudson Asia	Corporate	Total
Revenue, from external customers	$80,503	$72,974	$37,839	$9,078	$-	$200,394
Gross margin, from external customers	$32,647	$24,259	$9,311	$8,774	$-	$74,991
Business reorganization and integration expenses	$-	$-	$41	$-	$-	$41
Non-operating expense (income), including corporate administration charges	3,088	1,433	(407)	478	(5,213)	(621)
EBITDA (Loss) (1)	$(2,128)	$1,376	$532	$1,169	$244	$1,193
Depreciation and amortization expenses						1,981
Interest expense (income), net						497
Provision for (benefit from) income taxes						599
Loss (income) from discontinued operations, net of taxes						14
Net income (loss)						$(1,898)

For the Three Months Ended March 31, 2011	Hudson Europe	Hudson ANZ	Hudson Americas	Hudson Asia	Corporate	Total
Revenue, from external customers	$93,710	$70,804	$45,812	$8,213	$-	$218,539
Gross margin, from external customers	$38,937	$24,019	$10,356	$7,886	$-	$81,198
Business reorganization and integration expenses	$351	$-	$-	$-	$-	$351
Non-operating expense (income), including corporate administration charges	1,610	1,045	583	91	(3,816)	(487)
EBITDA (Loss) (1)	$2,175	$1,041	$(379)	$973	$(1,284)	$2,526
Depreciation and amortization expenses						1,576
Interest expense (income), net						206
Provision for (benefit from) income taxes						750
Loss (income) from discontinued operations, net of taxes						-
Net income (loss)						$(6)

(1)
Non-GAAP earnings before interest, income taxes, and depreciation and amortization (“EBITDA”) are presented to provide additional information about the company’s operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company’s profitability or liquidity. Furthermore, EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

HUDSON HIGHLAND GROUP, INC.
SEGMENT ANALYSIS - YEAR TO DATE
(in thousands)
(unaudited)

For the Six Months Ended June 30, 2011	Hudson Europe	Hudson ANZ	Hudson Americas	Hudson Asia	Corporate	Total
Revenue, from external customers	$193,901	$156,947	$96,725	$18,344	$-	$465,917
Gross margin, from external customers	$81,164	$54,553	$23,379	$17,569	$-	$176,665
Business reorganization and integration expenses	$747	$-	$-	$-	$-	$747
Non-operating expense (income), including corporate administration charges	4,000	2,420	1,261	1,011	(9,174)	(482)
EBITDA (Loss) (1)	$4,910	$4,077	$781	$1,745	$(1,326)	$10,187
Depreciation and amortization expenses						3,213
Interest expense (income), net						581
Other (expense) income:						2,175
Loss (income) from discontinued operations, net of taxes						-
Net income (loss)						$4,218

For the Six Months Ended June 30, 2010	Hudson Europe	Hudson ANZ	Hudson Americas	Hudson Asia	Corporate	Total
Revenue, from external customers	$157,372	$122,071	$80,325	$15,319	$-	$375,087
Gross margin, from external customers	$67,074	$39,499	$19,331	$14,753	$-	$140,657
Goodwill and other impairment (recovery)	$-	$-	$-	$-	$-	$-
Business reorganization and integration expenses	537	(116)	243	-	-	664
Non-operating expense (income), including corporate administration charges	2,326	1,597	(116)	226	(5,534)	(1,501)
EBITDA (Loss) (1)	$2,901	$1,617	$(1,232)	$1,907	$(3,442)	$1,751
Depreciation and amortization expenses						4,472
Interest expense (income), net						475
Provision for (benefit from) income taxes						766
Loss (income) from discontinued operations, net of taxes						17
Net income (loss)						$(3,979)

(1)
Non-GAAP earnings before interest, income taxes, and depreciation and amortization (“EBITDA”) are presented to provide additional information about the company’s operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company’s profitability or liquidity. Furthermore, EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

HUDSON HIGHLAND GROUP, INC.
Reconciliation For Constant Currency
(in thousands)
(unaudited)

The Company operates on a global basis, with the majority of our gross margin generated outside of the United States. Accordingly, fluctuations in foreign currency exchange rates can affect our results of operations. Constant currency information compares financial results between periods as if exchange rates had remained constant period-over-period. The Company currently defines the term “constant currency” to mean that financial data for a previously reported period are translated into U.S. dollars using the same foreign currency exchange rates that were used to translate financial data for the current period.

Changes in revenue, direct costs, gross margin, and selling, general and administrative expenses include the effect of changes in foreign currency exchange rates. Variance analysis usually describes period-to-period variances that are calculated using constant currency as a percentage. The Company’s management reviews and analyzes business results in constant currency and believes these results better represent the Company’s underlying business trends.

The company believes that these calculations are a useful measure, indicating the actual change in operations. Earnings from subsidiaries are rarely repatriated to the United States, and there are no significant gains or losses on foreign currency transactions between subsidiaries. Therefore, changes in foreign currency exchange rates generally impact only reported earnings and not the company’s economic condition.

	For The Three Months Ended June 30,
	2011	2010
			Currency	Constant
	As reported	As reported	translation	currency
Revenue:
Hudson Europe	$100,191	$80,717	$8,585	$89,302
Hudson ANZ	86,143	65,249	13,203	78,452
Other (expense) income:	50,912	40,819	13	40,832
Hudson Asia	10,132	8,184	602	8,786
Total	247,378	194,969	22,403	217,372

Direct costs:
Hudson Europe	57,963	46,158	4,667	50,825
Hudson ANZ	55,609	43,526	8,698	52,224
Hudson Americas	37,891	30,780	-	30,780
Hudson Asia	448	268	24	292
Total	151,911	120,732	13,389	134,121

Gross margin:
Hudson Europe	42,228	34,559	3,918	38,477
Hudson ANZ	30,534	21,723	4,505	26,228
Hudson Americas	13,021	10,039	13	10,052
Hudson Asia	9,684	7,916	578	8,494
Total	$95,467	$74,237	$9,014	$83,251

Selling, general and administrative (a):
Hudson Europe	$37,180	$31,296	$3,536	$34,832
Hudson ANZ	26,803	19,883	3,952	23,835
Hudson Americas	11,358	11,223	19	11,242
Hudson Asia	8,056	6,689	466	7,155
Corporate	5,644	4,506	2	4,508
Total	$89,041	$73,597	$7,975	$81,572

(a) Selling, general and administrative expenses include depreciation and amortization expenses.